UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2023

METAL SKY STAR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41344	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 West 31st Street, 9th Floor New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (332) 237-6141

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, one redeemable warrant, and one right	MSSAU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	MSSA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Ordinary Share at an exercise price of $11.50 per share	MSSAW	The Nasdaq Stock Market LLC
Rights to receive one-tenth (1/10th) of one Ordinary Share	MSSAR	The Nasdaq Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting of Shareholders of Metal Sky Star Acquisition Corporation, which was held on January 26, 2023, each of the proposals described below was approved by the Company’s shareholders of record. The final results for the votes regarding each proposal are set forth in the following tables. Each of the proposals is described in detail in the Company’s Proxy Statement, dated January 4, 2023 (the “Proxy Statement”).

Proposal 1:

Approval of amending the Company’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which the Company has to consummate a business combination twelve (12) times for an additional one (1) month each time from February 5, 2023 to February 5, 2024 by amending the Amended and Restated Memorandum and Articles of Association by deleting the existing Section 36.2 thereof and replacing such section with the new Section 36.2 in the form set forth in Annex A of the Proxy Statement:

	For	Against	Abstain
Charter Amendment Proposal	11,970,487	532,493	0

Proposal 2:

Approval of an adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies:

	For	Against	Abstain
Adjournment Proposal	11,731,152	771,828	0

Because the other proposal had received the requisite approval, this Proposal 2 was rendered moot and not voted at the Extraordinary General Meeting.

A total of 5,885,324 ordinary shares were presented for redemption in connection with the Extraordinary General Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 26, 2023	Metal Sky Star Acquisition Corporation

	By:	/s/ Man Chak Leung
	Name:	Man Chak Leung
	Title:	Chief Executive Officer and Director

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